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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

         Date of Report (Date of earliest event reported): July 24, 2002



                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                     333-65702             13-3939229
    (State or Other Jurisdiction          (Commission         (I.R.S. Employer
         of Incorporation)                File Number)       Identification No.)

           1585 BROADWAY
         NEW YORK, NEW YORK                                        10036
       (Address of Principal                                     (Zip Code)
         Executive Offices)







Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
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          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS

         INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The consolidated financial statements of Financial Security Assurance Inc. and its subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2001 and the unaudited financial statements of Financial Security Assurance Inc. and its subsidiaries as of March 31, 2002 and for the three month period ended March 31, 2002 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Inc. for the period ended March 31, 2002, are hereby incorporated by reference into this Prospectus Supplement and shall be deemed to be a part hereof. All financial statements of Financial Security Assurance Inc. and its subsidiaries included in documents filed by Financial Security Assurance Holdings Ltd. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

         CONSENT

         In connection with the issuance of the CDC Mortgage Capital Trust 2002-HE2, Pass-through Certificates, Series 2002-HE2 (the "Certificates"), the registrant is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as
Exhibit 23.1.1.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

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              EXHIBIT NO.               DESCRIPTION

              23.1.1                    Consent of PricewaterhouseCoopers LLP


                                            SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MORGAN STANLEY ABS CAPITAL I INC.
                                          As Depositor and on behalf of CDC
                                          Mortgage Capital Trust 2002-HE2
                                          Registrant


                                     By:  /s/ GAIL MCDONNELL
                                         ---------------------------------------
                                          Name:   Gail McDonnell
                                          Title:  Vice President



Dated:  July 24, 2002

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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

 23.1.1           Consent of PricewaterhouseCoopers LLP











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